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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                          June 28, 2000 (June 15, 2000)
                         -------------------------------

                            LIFEPOINT HOSPITALS, INC.
                        -------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                    0-29818                  52-2165845
       ---------------           --------------             --------------
       (State or Other          (Commission File           (I.R.S. Employer
       Jurisdiction of               Number)                Identification
       Incorporation)                                          Number)


                           103 Powell Court, Suite 200
                           Brentwood, Tennessee 37027
                     --------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (615) 372-8500
                     ---------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
                          ----------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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                                Page 1 of 4 pages

                         Exhibit Index located on Page 4


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Effective June 16, 2000, pursuant to the terms of an Asset Purchase Agreement, Putnam Community Medical Center, LLC, a Delaware limited liability company and wholly owned subsidiary of LifePoint Hospitals, Inc. (the "Company"), acquired substantially all of the assets of Putnam Community Medical Center from Putnam Hospitals, Inc., a wholly owned subsidiary of HCA - The Healthcare Company ("HCA"). These assets included a 141-bed, acute care facility that has more than 500 employees, 90 medical staff members in 20 specialties, and serves North Central Florida. The facility is accredited by the Joint Commission on Accreditation of Healthcare Organizations. The Company expects to continue operating Putnam Community Medical Center as a general acute care hospital facility.

         The purchase price for the hospital was approximately $43.5 million, with anticipated subsequent post-closing adjustments for net working capital and capital lease obligations assumed by the Company. The purchase price was paid in cash and was determined through arms length negotiations between the Company and HCA. To finance the acquisition of the facility, the Company used existing cash balances and borrowings under its credit agreement with a syndicate of banks led by Fleet National Bank.

         The Company was established in May 1999 as a spin-off to the stockholders of HCA. As a result of the acquisition of Putnam Community Medical Center, the Company now owns 22 hospitals in non-urban areas.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial Statements of Businesses Acquired.

                    None required.

         (b)  Pro forma financial information.

                    None required.

         (c)  Exhibits.

              99 Copy of the press release, dated June 15, 2000, relating to the acquisition of Putnam Community Medical Center.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       LIFEPOINT HOSPITALS, INC.

                                       By:  /s/ William F. Carpenter III
                                           -------------------------------------
                                            William F. Carpenter III
                                            Senior Vice President and General
                                            Counsel

Date: June 28, 2000





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                                  EXHIBIT INDEX



EXHIBIT
NUMBER            DESCRIPTION OF EXHIBITS
------            -----------------------

  99 Copy of the press release, dated June 15, 2000, relating to the acquisition of Putnam Community Medical Center.






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